Rule 497(c)
                                                                      333-101231

WOODMEN VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMEN VARIABLE ANNUITY

PROSPECTUS

JULY 1, 2003

For

The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The variable annuity certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The certificate provides a free look period of at least ten (10) days (longer in some states) when you may cancel the certificate.

The certificate owner ("you" or "your") may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:

            FIDELITY/R VARIABLE INSURANCE PRODUCTS
            --------------------------------------
            Fidelity/R VIP Contrafund/R Portfolio, Service Class Fidelity/R VIP Equity-Income Portfolio, Service Class Fidelity/R VIP Growth Portfolio, Service Class Fidelity/R VIP Growth & Income Portfolio, Service Class Fidelity/R VIP Money Market Portfolio, Service Class Fidelity/R VIP Overseas Portfolio, Service Class

            SUMMIT PINNACLE SERIES
            ----------------------
            Summit S&P 500 Index Portfolio
            Summit S&P MidCap 400 Index Portfolio
            Summit Russell 2000 Small Cap Index Portfolio
            Summit Nasdaq-100 Index Portfolio
            Summit EAFE International Index Portfolio
            Summit Lehman Aggregate Bond Index Portfolio

The accompanying prospectus for each of the above describes their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS
This prospectus describes the variable account and the certificate and contains information you should know before you purchase a certificate. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the variable account and this certificate is available in the statement of additional information (SAI). The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. You should also receive prospectuses for each of the investment selections available through the certificates. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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TABLE OF CONTENTS

1    Definitions

2    Fee & Expense Tables

3    Woodmen Variable Annuity Summary

4 Woodmen of the World and/or Omaha Woodmen Life Insurance Society and the Accounts

5    Investment Options

8    Your Certificate

     8    Purchasing a Certificate
     8    Free Look Period and Allocating Your Initial Premium
     8    Automatic Premium Payments
     9    Owner, Annuitant and/or Payee
     9    Beneficiaries
     9    Youth Certificates
     9    Transferring Ownership
     9    Certificates Issued for Certain Retirement Plans

9    Accumulation Period

     10   Valuing Your Certificate
     10   Variable Account Valuation
     10   Fixed Account Valuation
     10   Dollar Cost Averaging Plan
     10   Transfers among Subaccounts and/or the Fixed Account
     11   Asset Rebalancing Program
     11   Telephone Transactions
     11   Access to Your Money before the Annuity Starting Date
     12   Systematic Withdrawals
     12   Death of Owner before the Annuity Starting Date
     12   Death of Annuitant before the Annuity Starting Date
     12   Minimum Death Benefit
     12   Distributions

13   Annuity Period

     13   Annuity Starting Date
     13   Settlement Option Contracts
     13   Annuity Payment Options
     13   Death of Owner/Payee after the Annuity Starting Date

14   Certificate Fees & Charges

     14   Sales Charge
     14   Certificate Fee
     14   Surrender Charge
     14   10% Free Withdrawal
     14   Premium Tax Charge
     14   Other Taxes
     14   Transfer Charge
     15   Fund Expenses

15   Mortality & Expense Risk Charge and Our Risks

     15   Our Mortality Risk
     15   Our Expense Risk

15   General Information about the Certificates

     15   The Entire Contract
     15   Gender Neutral Benefits
     16   Voting Rights
     16   State Variations
     16   Surplus Refunds and Assessments
     16   Our Reports to You
     16   Date of Receipt
     16   Payment by Check
     17   Postponement of Payments and Transactions
     17   Questions about Your Certificate

17   Federal Tax Matters

     17   Tax Status of Woodmen of the World and/or
          Omaha Woodmen Life Insurance Society
     18   Variable Account Tax Status

17   Income Taxation of Annuities in General

23   Other Information

24   Financial Statements

25   Statement of Additional Information Table of Contents

25   Order Form for Statement of Additional Information

FOR PURPOSES OF THIS PROSPECTUS, "WE," "US" OR "OUR" MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. "YOU"
              AND "YOUR" REFER TO THE OWNER(S) OF THE CERTIFICATE.

-----------
DEFINITIONS
-----------

Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first certificate anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday.

Beneficiary: The person (or persons) to whom we pay the proceeds upon the death of the annuitant or owner.

Business Day: Each day the New York Stock Exchange is open for trading except:
(1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively. Please see "Valuation Date."

Certificate: The individual flexible premium deferred variable annuity certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each certificate year as the effective date.

Certificate Year: The 12-month period ending on the certificate anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Effective Date: The date designated in your certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the certificate are part of our general account, which support annuity and insurance obligations.
Because of   exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other vehicles selected as investment options. A specific fund corresponds to each subaccount of the variable account.

Home Office: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A certificate that is not funding a tax-favored retirement plan and is therefore not a qualified certificate.

Owner: Person or persons entitled to the certificate's rights and privileges.

Qualified Certificate: A certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a certificate based on its other features and benefits.

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds that we select for certificates generally. You then select those subaccounts that you feel are appropriate for your goals and risk tolerance.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the certificate upon payment of the surrender value.

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Surrender Value: The accumulated value, less applicable surrender and certificate fees, you would receive if you surrender a certificate after your free look has expired or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and Woodmen of the World and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The variable account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940.

Withdrawal: Any receipt of less than the surrender value of a certificate.

--------------------
FEE & EXPENSE TABLES
--------------------

The following expense tables describe all of the expenses that you may incur as a certificate owner. These tables are intended to help you in understanding the various costs and expenses under the certificate. Currently none of the certificates we sell are subject to state premium taxes. No sales charge (load) is paid upon the purchase of the certificate. However, we may impose a charge if any portion (over 10% of the accumulated value existing at the time you made the first withdrawal in any one certificate year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. The tables reflect all expenses for both the variable account and the underlying funds. For a complete discussion of certificate costs and expenses see "Certificate Fees & Charges" on page 14. For more information regarding the expenses of the funds, see the applicable fund prospectus.

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DEFERRED SALES CHARGE (SURRENDER CHARGE)

(As a percentage of the excess amount withdrawn or surrendered, see "Certificate Fees & Charges" on page 14.)

--------------------------------------------------------------------------------

                                      Annuitant Issue Age
                                      -------------------
     Premium
     Year                0-60*               61-75               76-85
-------------------------------------------------------------------------
     1                   7%                  6%                  5%
-------------------------------------------------------------------------
     2                   6%                  5%                  4%
-------------------------------------------------------------------------
     3                   5%                  4%                  3%
-------------------------------------------------------------------------
     4                   4%                  3%                  2%
-------------------------------------------------------------------------
     5                   3%                  2%                  1%
-------------------------------------------------------------------------
     6                   2%                  1%                  None
-------------------------------------------------------------------------
     7                   1%                  None                None
-------------------------------------------------------------------------
     8 or more           None                None                None
-------------------------------------------------------------------------

*Applies to all ages in Connecticut.

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In each certificate year, you may make, without incurring a surrender charge, withdrawals of up to 10% of the accumulated value existing at the time you make the first withdrawal in that certificate year.

WOODMEN VARIABLE ANNUITY EXPENSES

     Sales Charge on Premiums.....................None

     Transfer Fee.................................$25 on transfers exceeding twelve (12) in any certificate
                                                  year

     Annual Certificate Fees......................Current Fee: $30
     (applies to certificates with a variable     Maximum Fee: $45
     account value of less than $50,000)

     Variable Account Annual Expenses.............Mortality & Expense Risk
     (as a percentage of average                  Charges: 1.25% (maximum 1.40%)
     variable account value)                      Administrative Charge:  None
                                                  ------------------------------
                                                  Total Variable Account Annual
                                                  Expenses: 1.25%
                                                  (maximum 1.40%)

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The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract, without considering any voluntary reimbursements. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

     Minimum.....................................0.39%

     Maximum....................................1.99%*

     * With current fund expense reimbursements the maximum total operating expenses would be 1.25%.

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EXAMPLE

This example is intended to help you compare the cost of investing in the certificate with the cost of investing in other variable annuity contracts. These costs include certificate owner transaction expenses, certificate fees, separate account annual expenses, and fund fees and expenses. The example assumes that you invest $10,000 in the certificate for the time periods indicated and that the certificate fee of $45 is assessed and with the maximum 1.40% mortality and expense risk also assessed. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your certificate at the end of the applicable time period:

     1 year         3 years
     ----------------------
     $1,014         $1,613

(2) If you annuitize your certificate (option 1 or 2) at the end of the applicable time period:

     1 year         3 years
     -----------------------
     $1,014         $1,120

(3)  If you do not surrender your certificate:

     1 year         3 years
     ----------------------
     $340           $1,120


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------
WOODMEN VARIABLE ANNUITY SUMMARY
--------------------------------

THE CERTIFICATE

This certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a certificate for as little as $2,000 (or $1,000 for a qualified certificate). You may make additional scheduled purchases for as little as $50. If you are eligible, you may open a TSA (tax-sheltered annuity under section 403(b) of the Code) or certain other retirement accounts without an initial payment or minimum amount.

A certificate may not yet be available for purchase in all states.


FEES AND EXPENSES

If your certificate's variable account value as of a certificate anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee can not exceed $45 and is assessed on the certificate anniversary or upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your certificate if you withdraw a premium payment before it has been invested seven (7) years. However, you may make free withdrawals of up to 10% of the accumulated value of your certificate during a certificate year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

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

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each fund's average daily net asset value is payable by each fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your certificate provides for a free look period of at least ten (10) days after you receive it. You may cancel your certificate within your free look period starting on the day you receive it.

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the certificate's value to the plan participant. If you take a withdrawal from or surrender the certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

TRANSFERS

You may transfer all or a part of your certificate's value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer will result in a $25 charge. We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each certificate year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59-1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

      * If received under a payment option, they are taxed in the same manner as annuity payments.

      * If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information see "Federal Tax Matters" on page 17.)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance or mutual fund with the certificate. You should replace an existing contract only when you determine that the certificate is better for you. You may have to pay a surrender charge on your existing contract, and the certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new certificate. You should talk to your professional adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender.

Even though you may fund some of the types of retirement plans with the certificate, including Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the certificates (including settlement options) before purchasing the certificate, since the retirement plan arrangement itself provides for tax-deferred growth.

--------------------
WOODMEN OF THE WORLD
--------------------

Our organization's legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society and our home office is located at 1700 Farnam Street, Omaha, NE 68102. We were incorporated in Nebraska in 1890 as a fraternal benefit society and currently have more than 800,000 members in over 2,400 adult and youth lodges. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940

                                    [Page 4]

("1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the account, us or the funds.

We legally own the account's assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account's assets are available to cover our general debts and liabilities only when the account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our general account. All obligations arising under the certificates are our general corporate obligations.

------------------
INVESTMENT OPTIONS
------------------

In addition to the fixed account, we currently have twelve (12) subaccounts available, each of which invests exclusively in shares of a single corresponding fund. Each of the funds was formed for use in insurance company separate accounts. Each fund has its own investment objectives, risks and expenses that determine their respective income and losses. The investment objectives and policies of certain funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the fund, however, may be higher, lower and/or unrelated to those mutual funds with some shared characteristics.

We have summarized the investment objectives and policies of each fund. There is no assurance that any fund meets its objectives. You should also read the current prospectus for each fund, which must precede or accompany this prospectus, for more detailed information, including a description of risks and expenses for each fund.

--------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as the investment adviser to these funds.

Fund                          Investment Objective & Principal Investments
--------------------------------------------------------------------------------

VIP Contrafund/R Portfolio    This portfolio seeks long-term capital
Service Class                 appreciation. The portfolio normally invests
                              primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio   This portfolio seeks income; capital appreciation
Service Class                 is also a consideration. The portfolio normally
                              invests in income producing common and preferred stocks. These equities may be of various quality though the portfolio does not intend to invest in companies without proven earnings and/or credit histories. It may also invest in debt securities.

VIP Growth Portfolio          This portfolio seeks capital appreciation. The
Service Class                 portfolio invests primarily in common stocks,
                              however, it is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.

VIP Growth & Income Portfolio This portfolio seeks high total return through a
Service Class                 portfolio combination of current income and
                              capital appreciation. The portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Money Market Portfolio    This portfolio seeks maximum current income
Service Class                 consistent with liquidity and stability of
                              principal. The portfolio will pursue this objective by investing in high-quality, short-term money market instruments. AN INVESTMENT IN THE
                              MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR
                              GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                              CORPORATION OR ANY GOVERNMENT AGENCY. THERE CAN BE
                              NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO
                              MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                              SHARE. DURING EXTENDED PERIODS OF LOW INTEREST
                              RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY
                              ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

VIP Overseas Portfolio        This portfolio seeks long-term growth of capital.
Service Class                 Normally, at least 80% of the portfolio's total
                              assets will be invested in foreign securities. The portfolio may also invest in U.S. issuers. The portfolio defines foreign securities as securities of issuers whose principal activities are located outside the United States.

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

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SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC.

Summit Investment Partners, Inc. serves as the investment adviser to these funds.

Fund                          Investment Objective & Principal Investments
--------------------------------------------------------------------------------

Summit S&P 500                This portfolio seeks investment results that
Index Portfolio               correspond to the total return performance of U.S.
                              common stocks, as represented by the S&P 500
                              Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index.

Summit S&P MidCap 400         This portfolio seeks investment results that
Index Portfolio               correspond to the total return performance of U.S.
                              common stocks, as represented by the S&P MidCap
                              400 Index. The portfolio will attempt to achieve,
                              in both rising and falling markets, a correlation
                              of at least 95% between the total return of its
                              net assets before expenses and the total return of
                              the S&P MidCap 400 Index.
Summit Russell 2000           This portfolio seeks investment results that
Small Cap Index Portfolio     correspond to the investment performance of U.S.
                              common stocks, as represented by the Russell 2000
                              Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

Summit Nasdaq-100             This portfolio seeks investment results that
Index Portfolio               correspond to the investment performance of U.S.
                              common stocks, as represented by the Nasdaq-100
                              Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

Summit EAFE International     This portfolio seeks investment results that
Index Portfolio               correspond to the investment performance of
                              foreign stocks, as represented by the Morgan
                              Stanley EAFE Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE International Index.

Summit Lehman Aggregate Bond  This portfolio seeks investment results that
Index Portfolio               correspond to the total return performance of the
                              bond market, as represented by the Lehman
                              Aggregate Bond Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Aggregate Bond Index.

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The funds currently sell shares:

     (a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

     (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a fund's response to any of those events or conflicts insufficiently protects you, we will take action on our own.

We may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the certificates, may receive 12b-1 fees deducted from certain portfolio assets attributable to the certificate for providing distribution and shareholder support services to some investment options.

Each fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

                                    [Page 6]

DISCLAIMER

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's/R," "S&P/R," "S&P 500/R," "Standard & Poor's 500," "500," "S&P MidCap 400
Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of funds with fees and expenses that are different from the funds. We will not substitute any shares attributable to your interest without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                                    [Page 7]

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to you on a basis we determine. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your accumulated value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the accumulated value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the certificates, we may:

     -  operate the account as a management investment company under the 1940
        Act;

     - deregister the account under that Act in the event such registration is no longer required; or

     -  combine the account with other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate these voting rights under your certificate.

----------------
YOUR CERTIFICATE
----------------

PURCHASING A CERTIFICATE

Your certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the certificate to members and people who are eligible for membership. You may apply for a certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint certificates (joint annuitants) or group certificates. However, we may issue a certificate with a single annuitant that is jointly owned.

We may issue your certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth
IRA); a Tax-Sheltered Annuity (TSA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with most, if not all, of the tax-deferral benefits provided by an annuity.

You must give us or arrange to have sent to us a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250 or $50 with a monthly automatic premium payment (see "Automatic Premium Payments" below). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. There are certain circumstances in which you would not have to provide an initial premium to establish your certificate. These circumstances include, but are not limited to, establishing your certificate through a TSA or an employer-sponsored retirement plan.

FREE LOOK AND ALLOCATING YOUR INITIAL PREMIUM

Your certificate provides a "free look" of at least ten (10) days after you receive your certificate and it is longer in some states. If you do decide to cancel your certificate, you must deliver or mail the certificate along with a written request to us at the home office or return it to the Registered Representative who delivered it to you. Upon cancellation, the certificate will be void as of the effective date and you will receive your certificate's accumulated value (or your premiums, if greater) as of when we receive your cancellation. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

Because you have a "free look" we reserve the right to allocate all your premiums to the Money Market Subaccount for fifteen (15) days to allow for delivery of your certificate. After this period, we will allocate the accumulated value of your certificate to the subaccount(s) and/or fixed account according to your original instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premiums through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set it up at the time of your application or later by contacting us at the home office. When you set this up, you may select the 1st or the 15th of the month as the date you want the

                                    [Page 8]
money withdrawn from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will allocate the premium when we receive it. You must give us at least five (5) days notice to stop or change your allocation for future premiums. Your notice should be sent to our home office.

OWNER, ANNUITANT AND/OR PAYEE

If you own the certificate you can name beneficiaries, assign the certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the certificate. The annuitant is the person whose life determines the annuity benefits payable under the certificate and whose death results in payment of the death benefit. The annuitant must be a natural person and is the benefit member of the fraternal benefit society. The owner receives the death benefit, if any, that is paid when the annuitant dies. If there is no surviving owner, a beneficiary may receive the death benefit. The payee is any party that the owner selects to receive distributions. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner's ability to designate annuitants, beneficiaries and payees.

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the certificate. You may change beneficiaries by sending a request to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request at the home office. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations. State property laws may affect your ability to select a beneficiary other than a spouse.

YOUTH CERTIFICATES

We provide certificates that allow an adult applicant, when applying for a certificate in the name of a youth member, an option to have ownership either in the applicant or in the youth member. If the youth member is the owner of the certificate, the applicant shall retain control over the certificate until the youth member reaches the age of majority. The applicant controller can exercise all rights in the certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. In the event of the death of the applicant controller before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the applicant controller could have exercised.

TRANSFERRING OWNERSHIP

You may absolutely assign your certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a certificate you control for another or a certificate issued in connection with retirement plans. We must receive and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

-------------------
ACCUMULATION PERIOD
-------------------

The period during which you invest premiums in the variable and/or fixed account under the certificate is the accumulation period. During this time the certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the certificate's value remains tax-deferred until a distribution is made. Any distributions you take from the certificate during the accumulation period are taxable to the extent there is gain in the certificate. Accumulation period distributions are taxed dif-

                                    [Page 9]
ferently than annuity payments. For annuity payments (periodic payments from a settlement contract), any cost basis in the certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain (if there is any).

VALUING YOUR CERTIFICATE

We determine the accumulated value of your certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). Your certificate's value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the subaccount unit value at $10 ($1 for the money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your certificate. The investment experience of the fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount's performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may choose to deposit some or none of your money in the fixed account portion of the certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 3% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a certificate may differ from the rate or rates in effect for other certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 3% for any 12-month period.

DOLLAR COST AVERAGING PLAN

You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by request that is effective five (5) days after we receive it at the home office. If you wish to make a substantial deposit in your certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your certificate's value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or total value if less) to any subaccount or to the fixed account.

                                   [Page 10]

You may make twelve (12) free transfers from one or more subaccounts in each certificate year. After that, we will charge you $25 for each subsequent transfer and deduct it from the amount of transfer. Transfers through the asset rebalancing program or dollar cost averaging plan do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the total value of the fixed account at the time of transfer. Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount or subaccounts you have selected.

We did not design the certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more certificate owners. In addition, the funds may restrict or refuse transactions as a result of certain market timing activities. You should read the funds' prospectuses for more details.

ASSET REBALANCING PROGRAM

You may choose to automatically rebalance your certificate value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send us a written request at our home office. Any request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

When this option becomes available, you may make certain transactions pursuant to your telephone instructions (telephone request) at such time we receive your signed telephone transaction authorization. We may add or limit the types of transactions from time to time. However, we are not able to accept telephone requests for surrenders or transfers among subaccounts from you if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is 1-877-664-3332. We reserve the right to suspend or limit telephone transactions.

We do not currently offer Internet transaction capability to certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your accumulated value during the accumulation period if the annuitant is alive and the remaining value of the certificate is at least $1,000. To make a withdrawal, you first must make a request to our home office. If we permit it in the future, a telephone request for a withdrawal or surrender, may require us to withhold for federal income taxes. Currently, to surrender your certificate and receive your surrender value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) days of receiving your request. You will receive the accumulated value less any applicable surrender charge and any
                                   [Page 11]
applicable certificate fee. In certain cases, such as when physical disasters may curtail markets, we may postpone payment of your surrender beyond the seven
(7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $250 at one time.

There are legal restrictions on withdrawals from 403(b) certificates (also known as Tax Sheltered Annuities). Certificates issued in connection with qualified plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59-1/2.

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your certificate. These are a series of periodic payments from your certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the surrender value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death proceeds to the beneficiary when the annuitant dies. The death benefit equals the greater of:

     (a)  the accumulated value; or

     (b)  the minimum death benefit amount.

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive such proof prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds may be available. (See "Annuity Payment Options" on page 13) If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) days after we receive due proof of death. Death proceeds are equal to or greater than the minimum value required by law.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant's attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the accumulated value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the accumulated value immediately prior to the withdrawal.

The minimum death benefit value is a guaranteed amount in death proceeds, regardless of the current investment performance of your certificate.

DISTRIBUTIONS

If any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner, except if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of section 72(s) (4) of the Internal Revenue Code of 1986, as amended, such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin not later than one (1) year after the date of the owner's death.

If the sole beneficiary is the deceased owner's spouse, the surviving spouse may elect to continue this certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the certificate.

                                   [Page 12]

--------------
ANNUITY PERIOD
--------------

The period when you begin to receive payments based on the amounts you accumulated under your certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your certificate is the annuity starting date. After your first certificate anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday. If your certificate is a qualified certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

If you select an annuity payment option, we will transfer your surrender value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. Your annuity proceeds will not vary with the performance of the variable account. We will pay the annuity proceeds to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the certificate:

     OPTION 1: SINGLE LIFE ANNUITY
     An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be between 0 and 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

     OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY
     An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%.

     OPTION 3: FIXED PERIOD
     An amount will be paid each payment period for a fixed period of up to thirty (30) years.

     If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

          1.) If a period of at least ten (10) years is selected, the accumulated value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

          2.) If a period of less than ten (10) years is selected, the surrender charge will be applied and the surrender value will be used in determining the settlement option payment.

     OPTION 4: FIXED AMOUNT
     A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

     If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year can not be more than 12% of the accumulated value. The surrender charge scale will be transferred to the settlement option contract.

If you do not select an option within sixty (60) days of the day we receive due proof of death, we may pay out a lump sum.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity proceeds have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

                                   [Page 13]

--------------------------
CERTIFICATE FEES & CHARGES
--------------------------

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate maintenance charge. We may change this charge but will never charge more than $45. The charge is deducted on the anniversary date of each certificate year or upon surrender of the certificate if that is earlier. We deduct the charge from your accumulated value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this charge is to reimburse us for administrative expenses relating to the certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this charge.

SURRENDER CHARGE

We may deduct a surrender charge or "backend load" from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are not themselves subject to the surrender charge and are assessed against your remaining account balance(s) rather than reducing your withdrawal.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

10% FREE WITHDRAWAL

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a surrender charge.

PLEASE NOTE

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans. See "Federal Tax Matters" on page 17 for more information.

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.

TRANSFER CHARGE

You may make twelve (12) free transfers in each certificate year. We will charge $25 for each subsequent transfer.

--------------------------------------------------------------------------------
The charge is a percentage of the premiums surrendered according to the following schedules:

SURRENDER CHARGE
                                     Annuitant Issue Age
                                    --------------------
     Premium Year        0-60*               61-75               76-85
--------------------------------------------------------------------------
     1                   7%                  6%                  5%
--------------------------------------------------------------------------
     2                   6%                  5%                  4%
--------------------------------------------------------------------------
     3                   5%                  4%                  3%
--------------------------------------------------------------------------
     4                   4%                  3%                  2%
--------------------------------------------------------------------------
     5                   3%                  2%                  1%
--------------------------------------------------------------------------
     6                   2%                  1%                  None
--------------------------------------------------------------------------
     7                   1%                  None                None
--------------------------------------------------------------------------
     8+                  None                None                None
--------------------------------------------------------------------------

*Applies to all ages in Connecticut

--------------------------------------------------------------------------------

                                   [Page 14]

FUND EXPENSES

Each fund pays charges and expenses out of its assets. The prospectuses for the funds describe the charges and expenses.

---------------------------------------------
MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS
---------------------------------------------

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future but the charge will never exceed 1.40%.

OUR MORTALITY RISK

We assume a mortality risk from our obligation to pay death proceeds to the beneficiary if the annuitant under a certificate dies during the accumulation period. The annuitant may die prior to the annuity starting date at a time when the death benefit guaranteed by the certificate may be higher than the accumulated value of the certificate. The surrender value is lower for certificates under which a surrender charge remains in effect, while the amount of the death proceeds under such certificates is sometimes unaffected by the surrender charge. Accordingly, our mortality risk is higher under such certificates than it would be under otherwise comparable certificates that impose the surrender charge upon payment of death proceeds.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

OUR EXPENSE RISK

We assume an expense risk under the certificates. If the certificate fee we deduct from the certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we can't raise these fees in excess of what is stated in the certificate (i.e., $45). Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose the mortality and expense risk charge on such subaccount in the variable account for the mortality and expense risks assumed under the certificates.

If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

------------------------------------------
GENERAL INFORMATION ABOUT THE CERTIFICATES
------------------------------------------

THE ENTIRE CONTRACT

The entire contract between you and us consists of your certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

                                   [Page 15]

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the funds underlying the variable account portion of the certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result, we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

You have voting interests with respect to fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the fund you have the right to cast as of the record date. These votes are cast at the meeting of the fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a fund.

Any fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any fund shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the fund. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate fund.

STATE VARIATIONS

Any state variations in the certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any endorsements are the controlling documents. If you lose or misplace your certificate and any endorsements, contact our home office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (insufficient under certain circumstances to cover our obligations) our board of directors may require certificate owners to make additional payments. If payments are not made, it shall be a debt against the certificate accruing interest at 5% per year. No personal liability will attach to a certificate owner but you may recognize taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the accumulated value of your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form. If we receive them after the close of trading on the New York Stock Exchange, usually 3:00 p.m. central time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

                                   [Page 16]

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any surrender value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading other than customary weekend and holiday closings or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the Securities and Exchange Commission or other legally authorized authority order permits or orders the delay.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any surrender value from the fixed account for up to six (6) months after we receive a request at our home office.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

-------------------
FEDERAL TAX MATTERS
-------------------

INTRODUCTION

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a certificate. In addition, we make no guarantee regarding any tax treatment-federal, state or local-of any certificate or of any transaction involving a certificate.

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and the courts.

TAX STATUS OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either the variable account or us.

VARIABLE ACCOUNT TAX STATUS

The Code generally provides that the income, gains and losses from variable account investments are not income to us so long as the certificates and the variable account meet certain requirements. Because the certificates and the variable account meet such requirements, we anticipate no tax liability resulting from the certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the variable account.

---------------------------------------
INCOME TAXATION OF ANNUITIES IN GENERAL
---------------------------------------

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the certificate value of a nonqualified certificate are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     * the certificate must be owned by an individual (or an individual is treated as the owner for tax purposes);

     *  variable account investments must be "adequately diversified;"

     * we, rather than you, must be considered the owner of variable account assets for federal tax purposes; and

     * payments must appropriately amortize premium payments and certificate earnings.

                                   [Page 17]

DIVERSIFICATION REQUIREMENTS

For the certificate to be treated as an annuity for federal income tax purposes, variable account investments must be "adequately diversified." The Treasury Secretary has issued regulations prescribing standards for adequately diversifying variable account investments. If the variable account failed to comply with these diversification standards, the certificate would not be treated as an annuity for federal income tax purposes and the owner would generally be taxed on the difference between the certificate value and the premium payments.

Although we do not control variable account investments, we expect that each variable account investment will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, you as the contract owner may be considered the owner of the assets of the variable account supporting the contract. In those circumstances, income and gains from variable account assets are includible in the your gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of the regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, the IRS has not issued any such guidance.

The ownership rights under the certificate are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. These differences could result in the owner being treated as the owner of the assets of the variable account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards may be set forth in the regulations or rulings that the Treasury Department has stated it expects to issue. We reserve the right to change the certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, certificates held by "non-natural persons," such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person.

Additional exceptions to this rule include:

     *  certain certificates acquired by a decedent's estate;

     * certain certificates issued in connection with a qualified retirement plan (see "Qualified Plans" below);

     *  certain certificates used with structured settlement agreements; and

     * certain certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., past age 85), it is possible that the certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the certificate could be currently includible in income.

The remainder of this discussion assumes that the certificate will be treated as an annuity for federal income tax purposes.

TAXATION OF WITHDRAWALS & SURRENDERS

Partial surrenders from a nonqualified certificate are includible in income to the extent the value of the certificate exceeds the "investment in the contract." This amount is

                                   [Page 18]
referred to as the "income on the contract." Surrenders are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to qualified certificates) minus any amounts previously received from the certificate that were not includible in your income. Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions" below) Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding" on page 23) In addition, in the case of withdrawals and surrenders from certain qualified certificates, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers" on page 22)

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of qualified certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the certificate value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If an owner transfers a certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her certificate value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contact will increase to reflect the increase in the transferor's income.

If the board of directors requires the certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the certificate will be treated in the same manner as a pledge for federal income tax purposes.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a nonqualified certificate unless the payment is:

     *  received on or after the owner reaches age 59-1/2;

     *  due to the owner becoming disabled (as defined in the tax law);

     * made to a beneficiary after the owner's death or, for non-natural owners, after the annuitant's death;

     *  made as a series of substantially equal
        periodic payments (at least annually) for the owner's life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

     * made under a certificate purchased with a single premium when the annuity starting date is no later than a year from certificate purchase and substantially equal periodic payments are made at least annually.

A similar penalty tax, discussed under "Qualified Plans" on page 20, applies to qualified certificates.

AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a nonqualified certificate may be determined by combining some or all of the nonqualified annuity contracts you own. For example, if you purchase a certificate and also purchase another annuity at approximately the same time, the IRS may treat the two as one annuity contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more certificates from us during any calendar year, these certificates are treated as one annuity contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the certificate (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

                                   [Page 19]

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married to one another. You should consult a tax adviser in those situations.

Annuity payments may be subject to federal income tax withholding requirements (See "Federal Income Tax Withholding" on page 23). In addition, in the case of annuity payments from certain qualified certificates, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant's death. Before the annuity starting date, death proceeds are includible in income and:

     * if distributed in a lump sum are taxed like a full withdrawal (as described above); or

     * if distributed under an annuity payment option are taxed like annuity payments.

After the annuity starting date, where a guaranteed period exists and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income and:

     * if received in a lump sum are includible in income if they exceed the unrecovered investment; or

     * if distributed in accordance with the selected annuity payment option are fully excludible from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding" on page 23) In addition, in the case of such proceeds from certain qualified certificates, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers" on page 22)

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect certificates where the owner is taxable each year on the investment income under the certificate. Entities considering purchasing the certificate, or entities that will be beneficiaries under a certificate, should consult a tax adviser.

TAX-FREE EXCHANGES (1035 EXCHANGES)

You can exchange certain life insurance, endowment and nonqualified annuity contracts tax free under Section 1035 of the Code. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us without incurring a tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after a careful evaluation, you determine an exchange may be in your interest, please make sure you comply with the income tax rules and regulations that apply. For example, to receive tax-free treatment, a contract must be exchanged for the certificate. Please note that if you surrender a contract and apply the proceeds of that contract towards the purchase of a certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under "Taxation of Partial and Full Withdrawals." In addition, to receive tax-free treatment under Code Section 1035, the owner of the new certificate must be the same as the owner of the exchanged certificate. If you are considering such an exchange, you should consult with your professional adviser to ensure that the requirements of
Section 1035 are met.

QUALIFIED PLANS

The certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Internal Revenue Code ("Qualified Plans"). Such certificates are referred to herein as "qualified certificates." Numerous special tax rules apply to the participants in qualified plans and to qualified certificates. We make no attempt in this prospectus to provide more than general information about use of the certificate with the various types of qualified plans. State income tax rules applicable to qualified plans and qualified certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the certificate in connection with qualified plans should seek competent advice.

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain qualified certificates, there may be no "investment in the contract" and the total amount received may be taxable. Also, while currently not permitted by your certificate, loans from qualified certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You

                                   [Page 20]
should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under qualified plans.

If this certificate is used with a qualified plan, you and the annuitant must be the same individual. For certificates issued in connection with qualified plans subject to the Employee Retirement Income Security Act ("ERISA") the spouse or former spouse of the owner will have rights in the certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the certificate.

Qualified certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other qualified plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death proceeds under your certificate may affect the amount of the minimum required distribution that must be taken from your certificate.

A 10% penalty tax may apply to the taxable amount of payments from qualified certificates. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

     *  received after you reach age 59-1/2;

     * received after your death or because of your disability (as defined in the tax law); or

     * made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

In addition, the penalty tax does not apply to certain distributions used for qualified first-time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

Qualified certificates are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the certificate. In addition, we may not be bound by terms and conditions of qualified plans if they are inconsistent with the certificate as it may be amended.

QUALIFIED PLAN TYPES
We may issue certificates for the following types of qualified plans.

INDIVIDUAL RETIREMENT ANNUITIES

The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The certificate may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the certificate in connection with these plans should consult a tax adviser.

SIMPLE IRAs

The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

ROTH IRAS

The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

     *  Roth IRA contributions are never deductible;

     *  "qualified distributions" from a Roth IRA are excludible from income;

     *  mandatory distribution rules do not apply before death;

                                   [Page 21]

     *  a rollover to a Roth IRA must be a "qualified rollover contribution;"

     *  under the Code, special eligibility requirements apply; and

     * contributions to a Roth IRA can be made after the owner has reached age 70-1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution," as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after the certificate has been held for five (5) years after you reach age 59-1/2, after your death, because of your disability or made to a first-time homebuyer.

TAX-SHELTERED ANNUITIES

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity certificates for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity certificates are commonly referred to as "tax-sheltered annuities." If you purchase a certificate for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the certificates.

Tax-sheltered annuity certificates must contain restrictions on surrenders of:

     * contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     *  earnings on those contributions; and

     * earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59-1/2, separated from service, died or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the value of the certificate to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

CORPORATE & SELF-EMPLOYED ("H.R. 10" AND "KEOGH" ) PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a certificate in order to provide benefits under the plans.

DIRECT ROLLOVERS

If the certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any "eligible rollover distribution" from the certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

     *  minimum distributions required under Section 401(a)(9) of the Code;

     * and certain distributions for life, life expectancy, or for ten (10) years or more that are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

                                   [Page 22]

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%.

-----------------
OTHER INFORMATION
-----------------

RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes when such changes would serve your interests or if it would carry out the purposes of your certificate. We can only make these changes when permitted by law and we will also obtain all required approvals. Some examples of such changes are:

     * to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

     *  add, delete, combine or modify subaccounts in the variable account;

     * restrict or otherwise eliminate any voting rights of certificate owners or other persons who have voting rights as to the variable account;

     * add, delete or substitute, for the fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

     * make any amendments to the certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation, is the principal underwriter of your certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. Woodmen Financial Services, Inc. is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Woodmen Financial Services, Inc.' s registered representatives must also be licensed by state insurance departments to sell the certificates. We may permit selling agreements with other broker-dealer firms to sell the certificates. In addition, we may retain other firms to serve as principal underwriter of the certificates. Certificates may not be available in all states.

Woodmen Financial Services, Inc. uses us as its paying agent to pay its representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. We will pay representatives a commission of not more than 5% of the premiums paid on the certificates. In addition to direct compensation, representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the certificate. Commissions paid on the certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

EFFECT OF STATE LAWS

Certain provisions of the certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in lawsuits. Currently, there are two class action lawsuits naming us as a defendant. Cecilia R. Sanchez, Ross Manganaro, Phillip Anaya and Joseph P. Anaya, for themselves and all others similarly situated vs. Woodmen of the World, Seventh Judicial District, County of Socorro, State of New Mexico, No. D-725-CV-01-18, filed February 22, 2001. Jimmy B. Atchison, Peter Ryser, Jr., Clara R. Ryse, Carl W. Bumpers, Myra J. Bumpers, Franklin D. Howell and Jacquelyn S. Howell, on behalf of themselves and all others similarly situated vs. Woodmen of the World Life Insurance Society sometimes d/b/a/ Omaha Woodmen Life Society, F. F. Kay Hawkins, Clayton Frank Kight, Bobby Martin, Raymond K. "Pee Wee" Davidson, David Upchurch and Jerry Lennon, et al, in the Circuit

                                   [Page 23]

Court of Clarke County, Alabama, Case No. CV-96-162M, filed September 23, 1996.

There are no lawsuits threatened or pending against the account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the account.

--------------------
FINANCIAL STATEMENTS
--------------------

The audited statutory-basis statements of admitted assets, liabilities and surplus as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus and cash flow for each of the three (3) years in the period ended December 31, 2002, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information.

The statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the certificates. They should not be considered as bearing on the investment performance of the assets held in the account. No financial information for the account is included because it had no assets and incurred no liabilities at December 31, 2002.

                                   [Page 24]

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS



                         SAI-1     General Information

                         SAI-1     Regulation and Reserves

                         SAI-2     Principal Underwriter

                         SAI-2     Subaccounts

                         SAI-3     Performance Information

                         SAI-4     Legal and Accounting

                         SAI-4     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   ORDER FORM

Please send me a copy of the most recent statement of additional information
(SAI) for the Individual Flexible Premium Deferred Variable Annuity certificate.


-------------------------------
(Date)

--------------------------------------------------------------------------------
(Name)

--------------------------------------------------------------------------------
(Street Address)

--------------------------------------------------------------------------------
(City)                             (State)                  (Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

You may also make your request by calling toll-free at 1-877-664-3332.

                                     (LOGO)
                                    Woodmen
                                   Financial
                                    Services

                               1700 Farnam Street
                                Omaha, NE 68102
                                 1.877.664.3332

                               Member NASD, SIPC

           Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable Annuity and is a wholly owned, indirect subsidiary of:
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance
                                    Society
                      1700 Farnam Street, Omaha, NE 68102

                                                               WFS VA 24015 6/03